UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2011 (November 30, 2011)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 1, 2011 Vanguard Natural Resources, LLC, a Delaware limited liability company (“Vanguard”) announced the completion of the merger of its wholly-owned subsidiary Vanguard Acquisition Company, LLC, a Delaware limited liability company (“MergerCo”) with and into Encore Energy Partners LP, a Delaware limited partnership (“Encore”) with Encore continuing as the surviving entity (the “Merger”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 10, 2011, by and among Vanguard, Vanguard Natural Gas, LLC, a Kentucky limited liability company (“VNG”), MergerCo, Encore and Encore Energy Partners GP LLC, a Delaware limited liability company and the general partner of Encore (“Encore GP”).

The Merger was completed following approval of (i) the Merger Agreement and the Merger by holders of a majority of the outstanding common units representing limited liability partner interests in Encore (“Encore common units”) and (ii) the issuance of common units representing limited liability company interests in Vanguard (“Vanguard common units”) pursuant to the Merger Agreement by holders of a majority of the Vanguard common units voting on the proposal.

As a result of the Merger, each outstanding Encore common unit other than those owned by VNG were cancelled and converted into the right to receive 0.75 Vanguard common units, with cash in lieu of any fractional units.

Item 1.01.  Entry into a Material Definitive Agreement.

VNG previously entered into that certain Third Amended and Restated Credit Agreement dated as of September 30, 2011(the "First Lien Credit Agreement"), by and among VNG as borrower, Citibank, N.A. as administrative agent (the “First Lien Administrative Agent”), and the lenders party thereto (the “First Lien Lenders”).

In connection with the consummation of the Merger, VNG has entered into (i) security instruments granting liens on certain of the real and personal property of VNG and its subsidiaries and affiliates to the First Lien Administrative Agent for the benefit of the First Lien Lenders (the “First Lien Security Instruments”), (ii) that certain First Amendment to Third Amended and Restated Credit Agreement (the “First Lien Amendment”) which amends certain portions of the First Lien Credit Agreement, (iii) that certain Term Loan Agreement dated as of November 30, 2011 (the “Second Lien Credit Agreement”), by and among VNG as Borrower, Citibank, N.A. as administrative agent (the “Second Lien Administrative Agent”), and the lenders party thereto (the “Second Lien Lenders”), and (iv) security instruments granting liens on certain of the real and personal property of VNG and its subsidiaries and affiliates to the Second Lien Administrative Agent for the benefit of the Second Lien Lenders (the “Second Lien Security Instruments”).

The First Lien Amendment modifies provisions of the First Lien Credit Agreement in order to allow for the existence of debt and liens incurred by VNG pursuant to the Second Lien Credit Agreement.  Additionally, it allows for counterparties to certain swap agreements with Encore to be secured by the First Lien Security Instruments.

The Second Lien Credit Agreement is a $100,000,000 senior secured second lien facility with terms, conditions, representations and covenants substantially similar to the First Lien Credit Agreement and is a replacement of the term loan agreement previously in place with BNP Paribas as administrative agent which was terminated simultaneously. The liens granted pursuant to the Second Lien Security Instruments are subordinated to the liens granted by the First Lien Security Instruments and the relationship between the First Lien Lenders and the Second Lien Lenders are governed by an intercreditor agreement executed by VNG, the First Lien Administrative Agent and the Second Lien Administrative Agent.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Third Amended and Restated Credit Agreement, the First Lien Amendment and the Second Lien Credit Agreement, copies of which are attached hereto as 10.1, 10.2 and 10.3, respectively.

Item 1.02.  Termination of a Material Definitive Agreement.

Previously, VNG entered into that certain Term Loan Agreement dated as of November 16, 2010 (the “BNP Loan Agreement”) among VNG, as borrower, BNP Paribas as administrative agent and the lenders from time to time party thereto.

In connection with the consummation of the Merger, VNG entered into the Second Lien Credit Agreement and repaid all borrowings under the BNP Loan Agreement which was terminated along with the liens granted pursuant to such BNP Loan Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The information included under the “Introductory Note” is hereby incorporated into this Item 3.03 reference.

ENP is a publicly-traded Delaware limited partnership engaged in the acquisition, exploitation, and development of oil and natural gas properties. ENP’s properties and oil and natural gas reserves are located in the Big Horn Basin in Wyoming and Montana; the Permian Basin in west Texas and New Mexico; the Williston Basin in North Dakota and Montana; and the Arkoma Basin in Arkansas and Oklahoma.  ENP GP owns a 1.10% general partnership interest in ENP.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2011 and is incorporated herein by reference.

Item 2.03.  Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information included under Item 1.01 and 1.02 is hereby incorporated into this Item 2.03 by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Unitholders (the “Special Meeting”) of Vanguard held on November 30, 2011, Vanguard unitholders approved the issuance of Vanguard common units to Encore common unitholders pursuant to the Merger Agreement. The vote tabulation is set forth below:

For	Against	Abstain	Broker Non-Votes
14,616,579	249,172	1,272,322	0

In connection with the Special Meeting, Vanguard also solicited proxies with respect to a proposal to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof. The proposal, which was unnecessary in light of no other business properly coming before the Special Meeting and the approval of the Merger and adoption of the Merger Agreement by Vanguard unitholders as indicated above, was not submitted to Vanguard unitholders for approval at the Special Meeting.

Item 7.01.  Regulation FD Disclosures.

On November 30, 2011, Vanguard issued a press release announcing the results of the Special Meeting.  A copy of the press release is attached as Exhibit 99.1 hereto.

On December 1, 2011, Vanguard and Encore issued a joint press release announcing the completion of the Merger.  A copy of the press release is attached as Exhibit 99.2 hereto.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, unless Enterprise specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Report is required to be filed.

(b)  Financial Statements of Businesses Acquired.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Report is required to be filed.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 2.1
Agreement and Plan of Merger dated as of July 10, 2011, by and among Vanguard Natural Resources, LLC, Vanguard Natural Gas, LLC, Vanguard Acquisition Company, LLC, Encore Energy Partners GP LLC and Encore Energy Partners LP (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on July 11, 2011).

Exhibit 10.1
Third Amended and Restated Credit Agreement dated as of September 30, 2011, by and among Vanguard Natural Gas, LLC and Citibank, N.A., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on October 5, 2011).

Exhibit 10.2	First Amendment to Third Amended and Restated Credit Agreement dated as of November 30, 2011, by and among Vanguard Natural Gas, LLC and Citibank, N.A., as administrative agent.
Exhibit 10.3	Term Loan Agreement dated as of November 30, 2011, by and among Vanguard Natural Gas, LLC and Citibank, N.A., as administrative agent.
Exhibit 99.1	Press Release dated November 30, 2011.
Exhibit 99.2	Press Release dated December 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

By:                      /s/ Scott W. Smith
Name:                Scott W. Smith
Title:                   President, Chief Executive Officer and Director
December 2, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 2.1
Agreement and Plan of Merger dated as of July 10, 2011, by and among Vanguard Natural Resources, LLC, Vanguard Natural Gas, LLC, Vanguard Acquisition Company, LLC, Encore Energy Partners GP LLC and Encore Energy Partners LP (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on July 11, 2011).

Exhibit 10.1
Third Amended and Restated Credit Agreement dated as of September 30, 2011, by and among Vanguard Natural Gas, LLC and Citibank, N.A., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on October 5, 2011).

Exhibit 10.2	First Amendment to Third Amended and Restated Credit Agreement dated as of November 30, 2011, by and among Vanguard Natural Gas, LLC and Citibank, N.A., as administrative agent.
Exhibit 10.3	Term Loan Agreement dated as of November 30, 2011, by and among Vanguard Natural Gas, LLC and Citibank, N.A., as administrative agent.
Exhibit 99.1	Press Release dated November 30, 2011.
Exhibit 99.2	Press Release dated December 1, 2011.